The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

I Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

C Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

A Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

I Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

C Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

A Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.0000

I Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.0000

C Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.000

A Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

Investor Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.0000

I Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.0000

C Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.000

A Shares
Janus Adviser U.S. Value Fund $0.0000
Janus Adviser International Equity Fund $0.0000




The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):


Investor Shares
Janus Adviser U.S. Value Fund $3,092
Janus Adviser International Equity Fund $1,807

I Shares
Janus Adviser U.S. Value Fund $257
Janus Adviser International Equity Fund $84

C Shares
Janus Adviser U.S. Value Fund $82
Janus Adviser International Equity Fund $1

A Shares
Janus Adviser U.S. Value Fund $165
Janus Adviser International Equity Fund $96


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser U.S. Value Fund $22.65
Janus Adviser International Equity Fund $15.46

I Shares
Janus Adviser U.S. Value Fund $22.64
Janus Adviser International Equity Fund $15.45

C Shares
Janus Adviser U.S. Value Fund $22.35
Janus Adviser International Equity Fund $15.55

A Shares
Janus Adviser U.S. Value Fund $22.69
Janus Adviser International Equity Fund $15.47